Master Realty Properties, Inc.
410 W. 8th Street
Kansas City, MO  64105
(816) 474-9333

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be April 19, 2000

Notice is hereby given that the 1999 Annual Meeting of the Shareholders of Master Realty Properties, Inc. (the "Company") will be held at 612 Central, Kansas City, Missouri 64105, on April 19, 2000 at 10:00 a.m. for the following purposes:

1. To vote on a proposal to authorize the Board of Trustees to terminate the Company's election to qualify as a real estate investment trust under the Internal Revenue Code of 1986 in the event that they determine it to be in the best interest of the Shareholders.

2.In the event that Proposal 1 above is passed by the Shareholders, and in the event that the Board of Trustees determines that such election is in the best interest of the Shareholders, to vote on a proposal to amend and restate the Bylaws of the Company to remove references to the Company's status as a real estate investment trust under the Internal Revenue Code of 1986.

3.To vote on a proposal to amend the Bylaws to provide for a stock transfer restriction for the purposes of protecting the Company's net operating losses pursuant to Delaware Corporation Code Section 202.

4.To elect trustees for the terms expiring at the Annual Meeting of Shareholders.

5.To vote on the recommendation of management that Mayer, Hoffman & McCann be appointed auditors of the Company for 2000.

6.To transact such other business as may properly come before the Annual
 Meeting.

The close of business on March 27, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at the Annual Meeting. It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed Proxy Card, either in the enclosed envelope or by fax t
(816) 474-5720.

Please be advised that the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1999 is included with this mailing to all shareholders of record.

By Order of the Board of Trustees

Byron Constance, Secretary


Master Realty Properties, Inc.
410 W. 8th Street
Kansas City, Missouri  64105

Proxy Statement for
Annual Meeting of Shareholders
To Be Held April 19, 2000


This Proxy Statement (the "Proxy Statement") is furnished to shareholders of Master Realty Properties, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Trustees of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 19, 2000, at 612 Central, Kansas City, Missouri 64105 at 10:00 a.m., and at any adjournment thereof. The approximate mailing date of this Proxy Statement and the accompanying proxy is March 27, 2000. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, OR BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

At the Annual Meeting, the Shareholders will be asked to consider and act upon the following:

1.To vote on a proposal to authorize the Board of Trustees to terminate the
 Company's election to qualify as a real estate investment trust under the Internal Revenue Code of 1986 in the event that they determine it to be in the best interest of the Shareholders.

2.In the event that Proposal 1 above is passed by the Shareholders, and in the event that the Board of Trustees determines that such election is in the best interest of the Shareholders, to vote on a proposal to amend and restate the Bylaws of the Company to remove references to the Company's status as a real estate investment trust under the Internal Revenue Code of 1986.

3.To vote on a proposal to amend the Bylaws to provide for a stock transfer restriction for the purposes of protecting the Company's net operating losses pursuant to Delaware Corporation Code Section 202.

4.To elect trustees for the terms expiring at the Annual Meeting of Shareholders.

5.To vote on the recommendation of management that Mayer, Hoffman & McCann be appointed auditors of the Company for 2000.

6.To transact such other business as may properly come before the Annual
Meeting.

In addition to the solicitation of proxies by mail, officers and other representatives of the Company may solicit the return of proxies by telephone, telegraph or personal contact. The Company will bear the expense of preparing, printing, assembling and mailing this Proxy Statement and accompanying material to its Shareholders and will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy solicitation material to beneficial owners.

Pursuant to Section 3.8 of the Bylaws of the Company and Section 2.31 of the Delaware Corporation Code, the Board of Trustees is required to appoint an Inspector of Election. The Board of Trustees has appointed Thomas H. Trabon as the Inspector of Election (the "Inspector of Election") of the Annual Meeting. The Inspector of Election shall determine the outstanding Common and Preferred shares of the Company, the number of shares represented at the Annual Meeting and the existence of a quorum. The Inspector of Election shall receive votes, proxies, ballots and consents, will count and tabulate all votes and determine the result. The Inspector of Election will determine the authority, validity and effect of each proxy, hear and determine all challenges and questions and do all other ministerial acts as may be proper to conduct the election or vote with fairness to all Shareholders.

In connection with all meetings of Shareholders, all proxies, ballots and vote tabulations that identify the particular vote of a Shareholder are kept confidential, except that disclosure may be made (i) to allow the Inspector of Election to certify the results of the vote; or (ii) as necessary to meet applicable legal requirements, including the pursuit or defense of judicial actions. Comments written on proxies, consents or ballots may be transcribed and provided to the Secretary of the Company with the name and address of the Shareholder without reference to the vote of the Shareholder, except where such vote is included in the comment or disclosure is necessary to understand the comment.

When you sign and return the enclosed Proxy, the shares represented thereby will be voted for the nominees for Trustee listed on the Proxy, and for the approval of Mayer, Hoffman & McCann as the Company auditors unless otherwise indicated on the Proxy. A vote of the Shareholders owning more than 50 percent of the outstanding Common and Preferred Shares, voting without regard to class, shall be required to approve Proposals 1, 2 and 3. Only Shareholders voting in favor of Proposal 3 will be subject to the provisions contained therein.

At December 31, 1999, the Company's outstanding voting stock consists of 1,215,809 shares of Common Stock and 28,425 shares of Preferred Stock. Only holders of stock of record at the close of business on March 27, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock and each outstanding share of Preferred Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

The Company is mailing its annual report for the year ended December 31, 1999 together with this Proxy Statement and the enclosed Proxy commencing on March 27, 2000, to shareholders entitled to vote at the Annual Meeting.

A majority of the Company's outstanding voting Common Stock and Preferred Stock, represented in person or by proxy, is necessary to constitute a quorum to take action at the Annual Meeting. Cumulative voting is not permitted. A Shareholder who abstains from voting on any or all proposals will be included in the number of Shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of nominees for trustee or other proposals. In the absence of a quorum, the holders of shares representing a majority of the voting power of the shares represented at the Annual Meeting have the power to adjourn the annual meeting without further notice, other than by announcement at the Annual Meeting at the time of its adjournment.

All references in this Proxy Statement to the Company's last fiscal year refer to the period from January 1, 1999 to December 31, 1999.

SHAREHOLDER PROPOSALS

Subject to the rules of the Securities Exchange Act of 1934, any Shareholder who intends to submit a proposal for action at the Annual Meeting must be a record or beneficial owner of at least 1percent or $1,000 in market value of securities entitled to be voted at the Annual Meeting and must have held such securities for at least one year. Further, the Shareholder must continue to own such securities through the date on which the Annual Meeting is held. Currently, the 2000 Annual Meeting of Shareholders is scheduled to be held in March, 2001. To be considered for inclusion in the proxy material for the next Annual Meeting, proposals must be received by the Secretary of the Company at 410 W. 8th Street, Kansas City, Missouri 64105 on or before November 18, 2000.

PROPOSAL 1
Proposal to Terminate the Company's Election to Qualify as a Real Estate Investment Trust Under the Internal Revenue Code of 1986

You are being asked to give the Board of Trustees the authority to terminate the Company's election to be treated as a real estate investment trust under the Internal Revenue Code of 1986 in the event that they deem such a termination to be in the best interest of the Shareholders.
Termination of the Company's REIT status will not have any immediate adverse tax consequences on the Company or its shareholders (due to the existence of a $26,000,000.00 net operating loss), and will allow the Company to create shareholder value in the form of increased income through the Development Transactions described below (sheltered by the net operating loss), which income would not be available to the Company if it continues to maintain it's REIT status.

The Development Transactions

The Company and the Board of Trustees have recognized an opportunity to increase shareholder value in the form of participation in the rehabilitation of certain historical and other real estate projects in the downtown Kansas City, Missouri area. The Company, has currently identified several properties which are available for redevelopment in accordance with the Standards for Rehabilitation for Historic Structures as published by the United States Department of Interior (collectively, the "Projects"). The Company, by participating in the development of these Projects, could realize income benefits associated with fees earned in connection with federal and state tax credits, as well as an ongoing ownership in the Projects. It is anticipated that each Project will be structured in the form of ownership by a limited partnership, in which the Company will have (directly and/or indirectly) a general partner ownership interest and an unrelated third party will make limited partnership investment. It is anticipated that the
 Company will be required to contribute a portion of its fee income as capital in consideration of its partnership interest in the ownership entity. The Independent Trustees, together with Company counsel and independent accountants, are currently evaluating the Company's potential involvement with respect to the Projects. It is anticipated that these Projects will be developed in conjunction with affiliated entities that have presented these opportunities to the Company.

In the event that the Independent Trustees determine that it is in the Company's best interest to participate in the development of these Projects, the income generated and payable to the Company will not be characterized as "qualified income" for a real estate investment trust under the Internal Revenue Code. Accordingly, in order for the Company to take advantage of this potentially profitable opportunity, it must terminate its REIT status or its REIT status will be revoked by law for excessive unqualified fee income. This revocation has the same tax effect as a voluntary termination.

There is no immediate tax consequence to the Shareholders or to the Company as a result of the termination of REIT status and continuation as a C corporation. Income will create tax at the Company level only after utilization by the Company of all net operating losses, which are in excess
of $26,000,000.00.   If the Board of Trustees elect to pay dividends, these
distributions will likely be a return of capital at the Shareholder level.
In addition, unlike a real estate investment trust, there is no requirement for a C-corporation to distribute earnings. If the Company remained a "C" corporation after the utilization of its net operating loss and elected to sell its assets, any gain from this sale would be subject to corporate tax at the Company level and all distributions of the proceeds from the sale would be subject to tax at the Shareholder level. As a REIT only the Shareholders would be taxed on a sale of the Company's assets after utilization of the Company's net operating loss. In the event that the Shareholders approve Proposal 1, and the Board of Trustees elects to terminate the REIT status, the tax status will terminate upon filing notice of such termination with the Internal Revenue Service. The Company will be prohibited from re-electing REIT status for a period of five (5) years. The Board of Trustees believes that the income derived from the Development Transactions will outweigh any long term disadvantages to terminating the REIT status. PROPOSAL 2Proposal to Amend and Restate the Company's Bylaws to Remove References to the Company's Status as a Real Estate Investment Trust

Provided the shareholders approve Proposal 1, and the Board of Trustees elects to terminate the Company's REIT status, you are also being asked to approve the amendment of the Bylaws to remove any reference to the Company's current status as a real estate investment trust and to give the Board of Trustees the authority to re-elect REIT status in the future, should it deem it to be in the best interest of the Company. Amendment of the Bylaws to reflect such a change is necessary to maintain the accuracy and integrity of the Company's organizational documents. The form of the proposed Amended and Restated Bylaws is included with this proxy statement.

Section 13.1 of the Company's Bylaws states that "[T]he Trustees, by a majority vote, may amend these Bylaws to change the name of the Fund or to alter the provisions hereof with respect to Trustee meetings, Trustee compensation, registration and transfer of Shares, lost share certificates or distribution record dates. All other amendments to these Bylaws shall require the Majority Vote of the Shareholders".

The effect of amending and restating the Bylaws is to make them applicable to the business operations of the Company upon its election to terminate its REIT status. In the event that the Shareholders do not vote to approve Proposal 1, the Bylaws will remain unchanged.

PROPOSAL 3
Proposal to Amend the Company's Bylaws to Provide for a Stock Transfer Restriction for the Purposes of Protecting the Company's Net Operating Losses Pursuant to Delaware Corporation Code Section 202

As a REIT, 50percent or more ownership of the Company cannot be held by fewer than 5 individuals. In order to prevent a violation of this requirement, the Company has adopted an "Excess Share" provision, which is contained in Section
7.9 of the current Bylaws. Generally, this Section limits the ownership of Company stock by any individual to no more than 9.9percent. Upon approval by Proposals 1 and 2 above, the underlying purpose for this section (to protect against the loss of REIT status) will be eliminated.

The Board has determined that enacting a similar provision to restrict the change in ownership of the Company's shares is paramount. As a result of past transactions, the Company currently has a significant net operating loss (the "NOL"). Management has recognized the potential value of the NOL to the Company and obtained a detailed analysis of the NOL from the Company's independent accountants. It is anticipated that the present value of the NOL is approximately $5,200,000.00 to $7,100,000.00, depending on the timing of the
NOL utilization. The NOL may be the single most important asset of the
Company, and is critical to the pursuit of the Company's  business plan and the potential increase in Shareholder value. The utilization of the NOL is subject to substantial reduction in the event that a "change of ownership" (under Section 382 of the Internal Revenue Code) occurs within a three (3)
year period.  This reduction is in the form of an annual limitation which could diminish the value of the NOL as much as ninety percent (90percent).
The change of ownership is a 50 percentage point change in the ownership group made up of those shareholders who own 5percent or more of the Company's stock. If a change of ownership does occur, the annual utilization of the NOL is limited to the product of the applicable federal rate (approximately 6 percent)
and the value of the Company.     Accordingly, it is important to the business
plan of Company that the NOL be protected from reduction by virtue of shareholder transfers. The Trustees, officers and certain major
Shareholders, representing a majority of the outstanding shares of the Company, have recognized the importance of protecting this asset and have agreed to enter into an agreement whereby they will not sell any shares of the Company beneficially owned by them for a period of five (5) years. The sole purpose of this agreement is to limit the change in ownership of the Company's shares, so as to protect the value of the NOL.

Section 7.9 of the Bylaws currently contains an ownership restriction which limits any shareholder from owning more than 9.9percent of the Company stock. The purpose of this restriction was to prevent the Company from being owned by 5 or fewer individuals, which is a requirement for real estate investment trusts under the Internal Revenue Code. In the event that Proposals 1 and 2 are approved by the shareholders, this restriction would be eliminated. The Board of Trustees recommends that a similar restriction be put in place for the purpose of protecting the NOL. The restriction would not limit a shareholder's ability to sell their shares, only their ability to obtain more than 4.9percent of the Company's shares. The proposed restriction would read as follows:

7.9Shareholders' Disclosure; Trustees' Right to Refuse to Transfer Shares; Limitation on Holdings; Repurchase of Shares.

(a)..The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with the provisions of this Section.

b.Whenever it is deemed by them to be reasonably necessary to protect the tax attributes of the Company (including, without limitation, net operating losses), the Trustees may require a statement or affidavit from each proposed transferee of Common or Preferred Shares setting forth the number of Common and Preferred Shares already owned by him and any related person specified in the form prescribed by the Trustees and, in connection therewith, if the proposed transfer shall cause the transferee to hold Excess Shares (as defined below), the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares of Common or Preferred Stock shall be subject to this provision.


(c).From and after the date of this amendment, notwithstanding any other provision of these Bylaws to the contrary and subject to the provisions of
Section 7.9(f), the Company may prohibit any person from directly or indirectly acquiring ownership (beneficial or otherwise) in the aggregate of more than 4.9percent of the outstanding Common or Preferred Shares of the Company (the "Limit"). Either Common or Preferred Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed
"Excess Shares." If any person knowingly holds Excess Shares and the tax attributes of the Company are damaged, such person shall indemnify the Company for the full amount of any damages and expenses (including increased corporate taxes, attorneys' fees and administrative costs) resulting from violation of this Section. For the purposes of this Section 7.9, "person" shall have the meaning set forth in Section 7701(a)(1) of the Code and shall also mean any partnership, limited partnership, syndicate or other group deemed to be a "person" pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; and a person shall be deemed to own (i) Shares actually owned by such person, (ii) Shares constructively owned by such person after applying the rules of Section 544 of the Code, and (iii) Shares of which such person is beneficial owner as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934. All Common and Preferred Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into either Common or Preferred Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

(d)The Company may require a holder of Excess Shares to sell the Excess
Shares within 30 days of written notice given by the Company to such holder. If the holder does not sell the Excess Shares within such 30-day period, the Board of Trustees shall have the right to (i) prohibit the holder from voting the Excess Shares, (ii) place any dividends on such Excess Shares in an escrow account for payment when those Shares are no longer classified as Excess shares and (iii) repurchase any or all Excess Shares as set forth below.
The Company may prohibit the exercise of any option, warrant or right to purchase either Common or Preferred Shares if such exercise would result in any person holding Excess Shares or if the person so exercising already holds Excess Shares.

(e)After the 30-day period provided in Section 7.9(d), the Trustees, by notice of the holder thereof, may cause the Company to repurchase any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding Shares resulting from such repurchase), provided that such repurchase complies with the Delaware Corporate Statute, and from and after the date of giving of such notice of repurchase ("Repurchase Date") the Shares called for repurchase shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Company of the repurchase price determined and payable as set forth below. The Company shall not be required to purchase or redeem any exercised option, warrant or right to purchase either Common or Preferred Shares which is restricted against exercise in accordance with this Section. The repurchase price of each Excess Share called for repurchase shall be its fair market value as reflected by the mean between the average per Share closing bid and asked prices during the 30 calendar day period ending on the business day prior to the Repurchase Date, or if there have been no published bid quotations and no published asked quotations with respect to such Shares during such 30 calendar day period, the repurchase price shall be the price determined by the Trustees in good faith. Payment of such purchase price shall be made by delivery to the holder of a non-interest bearing promissory note of the Company payable to the holder only to the extent that the Company has funds legally available for such purchase and only if such payment under the note would not otherwise reduce the Distributions payable to the other Shareholders as if the Excess Shares were still outstanding.

(f)The Trustees in their discretion may exempt from the Limit ownership of certain designated Common or Preferred Shares while owned by a person who has provided the Trustees with evidence and assurance acceptable to the Trustees that the tax attributes, including net operating loss, would not be jeopardized thereby. Restrictions of the type proposed are authorized by corporate law. Section 202 of the Delaware General Corporation Code specifically authorizes the restriction on the transfer of a company's shares for the purposes of maintaining or preserving any tax attribute, including net operating losses. Under Delaware law, only these Shareholders who vote in favor of Proposal 3 will be subject to the restriction contained therein, provided Proposal 3 is approved by the Shareholders.

PROPOSAL 4
Election of Trustees

Pursuant to the Articles of Incorporation of the Company, the Board of Trustees is divided into two classes. A First Class Trustee is elected to hold office for one year, or until the next Annual Meeting following their election. A Second Class Trustee is elected to hold office for two years, or until the next Annual Meeting following their election. The Bylaws of the Company provide that the number of Trustees shall be between 3 and 9, the exact number to be determined by a majority of the entire Board of Trustees. The Board of Trustees has set this number at 7.

Three Trustees are to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as Trustees unless the Shareholder indicates to the contrary on the proxy. Management expects that all of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Trustees to fill any such vacancy. There are no arrangements or understandings between any of the listed trustees, or any other persons, pursuant to which any of thetrustees have been selected as such. The following table sets forth the name and age of each nominee for election to the Board of Trustees the principal occupation of each during the past five (5) years and the period during which each has served as a Trustee. Each nominee is currently serving as a Trustee.

Name                Age       Principal Ocupation    Trustee Since
John J. Bennett     56        Chairman of the Board         1988
                              And President of Master
                              Realty Properties, Inc.

Richard Polcari,    64        Private Investor              1991
Independent Trustee

James Trimmer,      68        Private Investor              1991
Independent Trustee

Byron Constance,    74        Private Investor              1991
Independent Trustee

The following is a biographical summary of each of the Company's Trustees and Executive Officers:

John J. Bennett, 56, has served as Chairman of the Board, an Affiliated Trustee and President of the Company since 1988. His is also the President of Master Realty Corp., Master Mortgage Realty II, Inc., Master Mortgage Realty, III, Inc., Master Mortgage Realty V, Inc., and Soho III, Inc., and the Vice President of Master Mortgage Realty IV, Inc., River Market Venture, Inc., and Real Estate Equities, Inc, all of which are wholly owned subsidiaries of the Company. Mr. Bennett served as a Director and President of Benchmark Management Group, Inc. from May, 1994 until December, 1996. Benchmark is the general partner of Foxridge Limited Partnership, a Kansas limited partnership, that filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in September, 1998. A final decree was issued in this matter in September, 1999.

Roger E. Buford, 51, has served as an Affiliated Trustee since 1995. He is also the Executive Vice President and a shareholder of Embassy Properties, Inc., which provides management services to most of the Company's assets and Embassy Hotel Management Company, Inc., the lessee of the Company's hotel properties. Mr. Buford has been the Vice President and Secretary of Recon Development Company since 1993. Recon Development Company is a development and construction management firm which supervises all maintenance, building improvements, marketing and construction for several of the Company's assets. It also provides, through contractual relationships with Embassy Properties, Inc. and Embassy Hotel Management Company, Inc., property management assistance to certain properties in which the Company is either owner or a lender. Mr. Buford is also the President or Metro West Properties, Inc., which is a real estate brokerage licensed in both Missouri and Kansas. Metro West Properties is the general partner of Soho Office Center, L.P. and Soho West V, L.P. and
is a limited partner in New Historic Suites Partners, L.P. and Soho West III,
 L.P. The Company either has an ownership interest in or holds a mortgage on the properties owned by each of these entities. Mr. Buford is also the Executive Vice President of Benchmark Management Group, Inc., a wholly owned subsidiary of Embassy Properties, Inc.  Benchmark Management Group,
Inc. is the general partner in Foxridge Limited Partnership, a Kansas limited partnership that filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in September, 1998. A final decree was issued in this
matter in September, 1999.   Mr. Buford was a general partner in Tiffany Plaza
South, L.P. and Tiffany Plaza Associates, L.P., both Missouri limited partnerships. An involuntary petition under Chapter 11 of the United States Bankruptcy Code was filed on behalf of both these entities in January, 1998.
A final decree was issued in this matter in January, 1999.

Richard Polcari, 64, has been an Independent Trustee since 1991. He has served as the Chief Executive Officer and President of the Sandrick Associates, Inc., an investment firm, from 1976 to present.

Robert K. Brown, 55, has been an Independent Trustee and Treasurer of the Company since 1996. He has been a partner in Floyd R. Brown & Co., a certified public accounting firm in Independence, Missouri, since 1969.
Mr. Brown is also a Co-Manager of Wellington, LLC, a Kansas limited liability company, of which the Company has a 20percent ownership interest.

Byron Constance, 73, has been an Independent Trustee and Secretary of the Company since 1991. He was a Partner in the law firm of Constance, Stewart & Cook in Independence, Missouri, from 1949-1995. He is currently of counsel to Stewart, Cook, Constance, Stewart & Minton. He is also the President of I-470 Development, Inc., a shopping center development company.

James Trimmer, 68, has been an Independent Trustee since 1991. He acted as the Chief Executive Officer of Precise Forms, Inc., a manufacturing company in Kansas City, Missouri, from 1968 to 1995.

James Threatt, 73, has been an Independent Trustee since 1995. Mr. Threatt held the position of Assistant City Manager of Kansas City, Missouri from James A. Threatt and Associates, a private consulting firm. He also serves on the Board of Directors of the Downtown Minority Development Corporation.

Thomas H. Trabon, 50, has been the Executive Vice President of the Company since 1991. He is also the President and a shareholder in Trabon Consulting company, an accounting service firm located in Kansas City, Missouri. He is also a partner in Trabon & Company, a certified public accounting firm located in Kansas City, Missouri, which provides accounting services to the Company. He is also the President of River Market Venture, Inc. and Master Mortgage Realty IV, Inc., and the Vice President of Master Mortgage Realty II, Inc., Master Mortgage Realty V, Inc., Master Realty Corp., Mezzanine, Inc., Soho, Inc. and Master Mortgage Realty VI, Inc., all of which are wholly owned subsidiaries of the Company.

PROPOSAL 5
Ratification of the Appointment of Mayer, Hoffman & McCann as the Auditors for the Company for 2000.

The Company retained Mayer, Hoffman & McCann as its independent certified public accountants effective 1990, and they have been selected to continue in such capacity for the current fiscal year.

If the foregoing appointment of Mayer, Hoffman & McCann is not ratified by the Shareholders, the Board of Trustees will appoint other independent accountants whose appointment for any period subsequent to the 2000 Annual Meeting of Shareholders will be subject to approval of Shareholders at that meeting.

Representatives of Mayer, Hoffman & McCann will be present at the Annual Meeting, will be available to respond to questions and may make a statement if they so desire.

What does the Board of Trustees recommend that you do in response to Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5?

The Board of Trustees believes that Proposal 1 is in the best interest of the Company and its stockholders and recommends that you vote for the approval of Proposal 1.

The Board of Trustees believes that Proposal 2 is in the best interest of the Company and its stockholders and recommends that you vote for the approval of Proposal 2.

The Board of Trustees has unanimously approved the amendment of the Bylaws to provide for a stock transfer restriction for the purposes of protecting the Company's NOL. The Board believes that Proposal 3 is in the best interest of the Company and its stockholders and recommends that you vote for the approval of Proposal 3.

The Board of Trustees has recommended that the Shareholders of the Company vote for each of the Nominees listed above.

The Board of Trustees has recommended that the Shareholders of the Company vote for the appointment of Mayer, Hoffman & McCann as the auditors of the Company for 2000.

BENEFICIAL OWNERSHIP

Under the Securities Exchange Act of 1934, a person is deemed a beneficial owner if he/she has the right to acquire beneficial ownership of stock within sixty (60) days, whether upon the exercise of a stock option or otherwise.
The following table sets forth information regarding the beneficial ownership of the Company's shares by the Trustees, nominees for Trustee, management and five percent beneficial owners as of December 31, 1999. Each individual listed is a Trustee, other than Dr. Richard Padula, who is a 5percent beneficial owner, and Thomas H. Trabon, who is the Executive Vice President of the Company.

BOARD OF TRUSTEES

Meetings and Committees of the Board of Trustees

During the Company's last fiscal year, the Board of Trustees met, either in person or telephonically, three times. All members of the Board of Trustees were present at each meeting, except Mr. Threatt, who did not attend any meetings in 1999 (due to health reasons) and Mr. Polcari who attended one of the three board meetings.

During the Company's last fiscal year, the Independent Trustees were paid their reasonable expenses incurred in connection with their services as Trustees, including, without limitation, travel to and attendance at each meeting of the Board of Trustees, as well as each Annual Meeting of the Shareholders. In addition, each Independent Trustee received a $7,500.00 annual fee and $500.00 per meeting. At the option of each Independent Trustee, these fees may be paid in Company securities based on current market value.

The Affiliated Trustees do not receive compensation for services rendered as a member of the Board of Trustees.

                    Amount of Beneficial       Percentage of Beneficial
Name                Ownership Preferred        Ownership Preferred

John J. Bennett
3850 W. 171st
Stilwell, KS  66085         0.00                       0.00

Byron Constance
3729 S. Union
Independence, MO  64055     0.00                       0.00

Richard Polcari
27 Thayer Road
P.O. Box 79191
Belmont, MA  02179           75(3)                     0.2


James E. Trimmer
3130 Wheeling
Kansas City, MO  64129     0.00(5)                     0.00

Robert K. Brown
3200 South M-291 Hwy.
Independence, MO  64057    0.00                        0.00

Dr. Richard Padula
6420 Prospect, Ste T-211,
Kansas City, MO  64132     0.00                        0.00

Thomas H. Trabon
3441 West 131st Street
Leawood, KS  66209         0.00                        0.00

Roger E. Buford
37055 Shawnee Mission
Overland Park, KS 66205    0.00                        0.00

Executive Officers and Trustees
as a Group (7 persons)     75                          0.2

                 Amount of Beneficial       Percentage of Beneficial
Name                Ownership Common       Ownership Common

John J. Bennett
3850 W. 171st
Stilwell, KS  66085      117,750(1)                    8.7

Byron Constance
3729 S. Union
Independence, MO  64055   31,500(2)                    2.3

Richard Polcari
27 Thayer Road
P.O. Box 79191
Belmont, MA  02179       131,400(4)                    9.7

James E. Trimmer
3130 Wheeling
Kansas City, MO  64129   139,593(6)                   10.4

Robert K. Brown
3200 South M-291 Hwy.
Independence, MO  64057   50,325(7)                   0.00

Dr. Richard Padula
6420 Prospect, Ste T-211,
Kansas City, MO  64132   109,500(8)                   8.1

Thomas H. Trabon
3441 West 131st Street
Leawood, KS  66209        50,250                      3.7

Roger E. Buford
37055 Shawnee Mission
Overland Park, KS 66205   37,231                      2.8

Executive Officers and Trustees
as a Group (7 persons)  558,049                      41.4

*Percentage is calculated based on 1,347,421 Common Shares, which includes
 131,612 shares currently outstanding in the form of convertible debentures.

1.Includes 1,875 shares held in American Fiduciary Corp. 401(K) Plan;
 900 shares held in family trusts; and 25,500 shares held in individually directed account.

2.Includes 12,900 shares held jointly with spouse and 11,550 shares held in individually directed account.

3      Owned by Lewco Securities, Inc.

4.Includes 75 shares owned by family members.

5.Includes 21,525 shares held in spouse's trust; 4,800 shares held by Precise Forms, Inc.

6.Includes 43,200 shares held in Floyd R. Brown, Jr. and Company Profit Sharing Plan and Trust.

7.Includes 5,250 shares held in spouse's trust.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires executive officers, directors, trustees, and persons who beneficially own more than 10percent of the Company's shares, to file with the Securities Exchange Commission reports of ownership and changes in ownership of Common stock of the Company. Officers, directors, trustees and greater than 10percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company, the Company believes that, during the 1999 fiscal year, all filings were made timely.


EXECUTIVE COMPENSATION

Report on Executive Compensation

All issues relating to executive officer compensation are addressed by the Independent Trustees, who are responsible for establishing, reviewing and revising the compensation structure for the Company's executive officers. This report is submitted by the Independent Trustees, none of which are employees or former employees of the Company.

This report is being included pursuant to the Securities and Exchange Commission rules designed to enhance disclosure of public companies' executive compensation policies.

The elements of the Company's executive compensation program consists of competitive base salaries, together with an incentive bonus pool based upon the scope of the employee's duties and the relationship of these duties to the
performance of the Company and competitive benefits.   The Company's objective
is to determine a compensation package which is sufficient to attract, motivate and retain executives of outstanding ability and potential. The Company's compensation package is designed and administered to support the Company's business objectives.

In general, it is the policy of the Independent Trustees to fix executive base salaries at levels at the median amount paid to executives with similar qualification, experience and responsibilities at other comparable businesses. Executives' base salaries are subjectively determined by individual performance evaluations and potential future contributions to the Company
It is also the policy of the Independent Trustees to provide an attractive ncentive bonus pool to the Company's executives. The result of these policies is to provide the Company's executives with attractive total compensation, but with a large amount of such compensation at risk and dependent upon continuously improving the Company's performance.

Base Salaries. Each executive officer's base salary is based on the recommendations of the Independent Trustees. Base salaries are intended to be competitive with those paid to senior executives at other real estate investment trusts with less than $200 million in assets whose property focus is in diversified properties and are determined in a manner that takes into account an individual's performance and contributions to the Company and the Company's operating performance. The Company's employee base compensation policy is subjective in nature and is not based on any specific formula.

Bonus Pool.  The Company's Bonus Pool consists of:

(1)an amount equal to one-half of one percent (1/2 of 1percent) of the increase in the net assets of the Company during the calendar year. Net assets are defined as the gross assets of the Company determined on a consolidated basis in the certified audited financial statements, less all reserves provided for in those financial statements;

(2)an amount equal to the calculated return defined as twenty percent (20percent) of the Company's increase in equity in a calendar year that exceeds the base return defined as three percent (3percent) over the average one (1) year treasury bill rate in effect at the end of each quarter of the calendar year applied to the average equity of the Company for the calendar year. The amounts owed under this subsection shall be payable over a three year term beginning with the year immediately after the computation year ("Deferral Payments"). However, to the extent the Company recognizes a net decline in the equity in any subsequent year or the actual calculated return does not exceed the base return, any Deferral Payment will be offset by the calculated negative return taking into consideration the equity declines or the less than expected returns; and

(3)an amount based on subjective criteria or special performance as determined by the Board of Trustees of the Company.

Distributions of the Bonus Pool are made, in the sole discretion of the President, on a quarterly basis to Company employees, and may be made either in cash or Company securities. There were no distributions made pursuant to the Bonus Pool in 1999.

Respectfully submitted,


Byron Constance
Richard Polcari
Robert K. Brown
James E. Trimmer
James I. Threatt

The following table sets forth certain compensation information as to the Chief Executive Officer and Executive Vice President of the Company for each of the years ended December 31, 1997, 1998 and 1999. There are no other compensated executive officers of the Company.


Name and Principal                                         All Other
Position           Year      Salary         Bonus (1)    Compensation (4)

John J. Bennett,
Chairman of        1999      $250,000.00  $152,355.42(2)   $ 30,000.00
the Board,         1998      $207,796.54  $649,832.00(3)   $ 30,000.00
President          1997      $192,602.70  $225,435.00      $225,546.00

Thomas H. Trabon,  1999      $149,241.63  $  5,975.41       $23,851.39
Executive Vice     1998      $133,570.00  $ 27,425.00       $23,526.14
President          1997      $123,850.00  $ 45,000.00       $61,788.50

(1)Bonuses calculated under the Bonus Pool, the terms of which are specified in the Report on Executive Compensation. No bonuses were earned in 1999.

(2)Includes $5,975.41 bonus earned and expensed in 1998 and paid in 1999; $146,380.01 bonus earned in 1994, 1995, 1996 and 1997, expensed in 1996 and 1997 and paid 1999.

(3)Includes bonuses earned in 1994, 1995, 1996 and 1997 and expensed in 1996 and 1997.

(4)The following chart represents other compensation to Mr. Bennett and Mr. Trabon in 1997 through 1999.

                    John J. Bennett           Thomas H. Trabon
            1997     1998      1999     1997           1998      1999
Defined
Contribution
Plan      $30,000 $30,000   $30,000   $25,042.50  $23,526.14  $23,851.39

Securities
Bonus    195,546  480.000*        0    36,746.00           0           0

Total Other
Compensation
         $225,546 $510,000  $30,000   $61,788.50  $23,526.14  $23,851.39

Employment Contracts

The Company renewed an Employment Agreement with Mr. Bennett for a period of five (5) years. Pursuant to the terms of the Employment Agreement, Mr. Bennett's base salary is $250,000.00 per year. In addition, the Company agreed to negotiate increases in base salary and bonus compensation based on (i) comparable salaries and benefits then provided to the chief executive officers of other business enterprises similar to the business of the Company; (ii) objective performance criteria of the Company, including, without limitation, total shareholder returns, return on equity and growth in funds from operations; and (iii) other special circumstances which would warrant a further increase in base salary or bonus compensation. As an employee of the Company, Mr. Bennett is entitled to participate in the Bonus Pool.

In the event that the Employment Agreement is terminated by the Company because of the misconduct of Mr. Bennett, the mental or physical disability of Mr. Bennett or the voluntary or involuntary liquidation or sale of the assets of the Company, the Company will pay to Mr. Bennett all compensation accrued up to the date of such termination, liquidation or sale. In addition, if the Employment Agreement is terminated due to Mr. Bennett's mental or physical disability, the Company will pay a lump sum aggregate amount equal to all base salary plus the aggregate value of all other benefits which the Company would have been required to pay Mr. Bennett during the remainder of the term of the Agreement. In the event that the Employment Agreement is terminated by the Company for any other reason, the Company is obligated to pay Mr. Bennett all compensation accrued up to the event of such termination and a lump sum aggregate amount equal to all base salary plus the aggregate value of all other benefits which the Company would have been required to pay Mr. Bennett during the remainder of the term of the Agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the last fiscal year, the Company did not have a Compensation Committee. The Independent Trustees are responsible for advising Management on matters pertaining to compensation arrangements for executive employees, as well as administration of the Company's bonus pool. Mr. Bennett participated in the deliberations of the Independent Trustees concerning executive officer compensation.

PERFORMANCE GRAPH

The Securities Exchange Act of 1934 requires that the Company provide a line graph comparing, over a five year period, cumulative shareholder return against an acceptable industry index. However, it must be noted that the data listed below is market weighted and that, to the Company's knowledge, stock of the Company has not been publically traded during the period covered by this Proxy Statement. Due to the non-existence of a public market for the shares, the computation of value shown is not according to market value.
The following graph compares the performance of the Company's shares with the Standard & Poor's 500 Stock Index and a peer group index consisting of publicly traded equity REITs prepared by the National Association of Real Estate Investment Trusts. The graph assumes $100.00 invested on December
30, 1993 in the Company's shares, the S & P 500 Index and the peer group index, and assumes the reinvestment of dividends. The comparisons in this table are not intended to forecast or be indicative of any future performance of the Company's shares.

Comparison of Five year Cumulative Total Return
December 31, 1993 through December 31, 1999

         12/93    12/94    12/95   12/96    12/97    12/98   12/99
355                                                            ?
293                                                    ?
228                                           ?
193                                           A
171                                  ?
160                                  A
159                                                     A
152                                                            A
139                          ?
118                          A
103               A
101               ?
100     A?M

0                      M        M       M        M        M       M
            12/93    12/94    12/95   12/96    12/97    12/98   12/99


                12/93    12/94    12/95   12/96    12/97    12/98   12/99
M-Master Realty
Properties, Inc. 100      0         0      0         0       0        0

? S&P 500
    Index        100    101.31   139.23  171.19    228.32  293.57  355.30

A-All Equity
  REITS          100    103.17   118.92  160.86    193.45  159.59  152.22

CERTAIN TRANSACTIONS

The Company engages Embassy Properties, Inc., a Kansas corporation ("EPI"), to manage most real estate assets of the Company. EPI is an experienced property management company employing approximately 200 people. The management services include, among other things, rent billing and collection, leasing, maintenance, construction supervision, compliance with regulatory statutes and rules, loan servicing, human resource administration and property disposition. In 1999, the Company paid EPI $ 351,150 in fees.
Janet Gatz-Bennett, John Bennett's spouse, is the President and majority shareholder of EPI and Roger E. Buford, an Affiliated Trustee of the Company, is the Executive Vice President and a minority shareholder of EPI. The Board of Trustees has determined that the Company's relationship with EPI is on terms as favorable to the Company as would be available from a non-affiliated party.

Under regulations governing real estate investment trusts, the Company is not allowed to operate hotels. Accordingly, the Company has entered into lease agreements for its hotel properties with Embassy Hotel Management Co., Inc. ("EHM"), a Missouri corporation wholly owned by EPI. Roger E. Buford, an Affiliated Trustee of the Company, is Executive Vice President of EHM.
The Company believes the lease terms and provisions are as favorable to the Company as would be available from a non-affiliated party. EHM paid a total of $2,001,000 in lease payments to the Company and affiliates of the Company in 1999.

EHM is indebted to the Company in the amount of $760,490.00 in connection with amounts due under the hotel leases and funds advanced for operations of the hotel properties.

The Company owns a 20percent ownership interest in Wellington, LLC, a Kansas limited liability company ("Wellington"). The remaining ownership interests of Wellington are owned by certain members of the Board of Trustees. Wellington owns a 99percent limited partnership interest in Foxridge, L.P., a Kansas limited partnership ("Foxridge"). The general partner of Foxridge, Benchmark Management Group, Inc., a Missouri corporation, is owned by EPI. The Company has guaranteed bank debt of Wellington.

The Company is a Co-General Partner in B & F Properties, L.P., a Missouri limited partnership ("B&F"). B&F owns certain real and personal property located in Kansas City, Missouri which is to be rehabilitated by MRP Historic Development Company, a Missouri general partnership ("MRP Historic"). The Company is a 33percent owner in MRP Historic. The remaining ownership interests in MRP Historic are owned equally be Recon Development, Inc., a Missouri corporation ("Recon") and Embassy Properties, Inc., a Missouri corporation ("EPI").

Under the terms of the Company's Chapter 11 Plan of Reorganization, certain individuals, or qualified plans under which they participated, who held the Company's Convertible Subordinated Debentures (the "Debentures") participated In the Company's Alternative Treatment Plan (the "ATP"). Under the terms of the ATP, these individuals or entities converted all or part of their Debentures, together with an equal cash contribution, into a direct loan participation interest in a collateral pool loan. On September 1, 1997, the participants in the ATP accepted a Promissory Note from the Company, which note is to be repaid on September 1, 2000 (the "Note"). It bears interest at the rate of 9percent, which interest is payable quarterly. The following reporting persons and/or their qualified retirement plans or affiliated entities currently have the following outstanding balances under the Note:

John J. Bennett     $366,977.62
Robert K. Brown     $  58,856.95
Dr. Richard Padula  $126,542.43

John Bennett, President and Affiliated Trustee of the Company, advanced the Company $200,000.00 under the ATP in 1999.

In 1999, the Company paid to Recon Development Company, a Missouri corporation, $133,736 for tenant improvement services provided to various properties owned by the Company. Recon Development Company is controlled by Roger E. Buford, an Affiliated Trustee of the Company.

In 1999, the Company sold to Bennett Family Partners, L.L.C., an affiliate of John Bennett, the President and Affiliated Trustee of the Company,
128 limited partnership units in Opp IX, L.P., a Missouri limited partnership for the sum of $172,800. The Board of Trustees determined that these limited partnership units were a non-strategic asset of the Company and this purchase was unanimously approved by the Independent Trustees on September 21, 1999. There was no gain or loss on the sale.

In 1999, the Company sold to Bennett Family Partners, L.L.C., an affiliate of John Bennett, the President and Affiliated Trustee of the Company, forty-eight (48) limited partnership units in Opp X, L.P., a Missouri limited partnership for the sum of $18,373.00. The Board of Trustees determined that these limited partnership units were a non-strategic asset of the Company and this purchase was unanimously approved by the Independent Trustees on September 21, 1999. There was no gain or loss on the sale.

Other Matters

The Board of Trustees does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement.

Financial Statements

The financial statements of the Company, in comparison form for the years ended December 31, 1999, is contained in the 1999 Annual Report to Shareholders, a copy of which is enclosed with this Proxy Statement.

By Order of the Trustees

John J. Bennett, President

EXHIBIT

AMENDED AND RESTATED
BYLAWS
OF
MASTER REALTY PROPERTIES, INC.
(f/k/a MASTER MORTGAGE INVESTMENT FUND, INC.)

SECTION 1

DEFINITIONS

1.1Definitions. Whenever used in these Bylaws, capitalized terms, unless otherwise defined herein, shall have the following meanings. Such definitions may not be amended in the absence of a Majority Vote of the Shareholders.

"Affiliate" shall mean (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10 percent or more of the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director, trustee or general partner of such person and (iv) if such other person is an officer, director, trustee or general partner of another entity, then the entity for which that person acts in any such capacity.

"Affiliated Trustees" shall mean those Trustees who are not Independent
Trustees.

"Bylaws" shall mean the Bylaws of the Company, as amended from time to time.

"Certificate of Incorporation" shall mean the Certificate of Incorporation filed by the Company with the Secretary of State of Delaware, as further amended or restated from time to time.

"Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of any successor legislation.

"Common Shares" shall mean the common stock authorized and issued by the Company.

"Company" shall mean Master Realty Properties, Inc. (f/k/a Master Mortgage Investment Fund, Inc.), a Delaware corporation, or any successor thereto.

"Delaware Corporation Statute" shall mean the General Corporation Law of the State of Delaware, as amended from time to time.

"Distributions" shall mean cash dividend Distributions declared by the Company and paid to Shareholders of record as of a record date determined by the Trustees.

"Dividend Reinvestment Plan" or "Plan" shall mean the plan pursuant to which Shareholders may direct that cash Distributions otherwise payable to them From the Company with respect to Preferred or Common Shares owned by them be delivered instead to the Reinvestment Agent, who is directed, pursuant to the terms of the Plan, to acquire additional Preferred or Common Shares, (after a mandatory 100 Common Share purchase) subject to availability, with such cash.

"Embassy Properties, Inc." shall mean an entity affiliated with the Company which may perform property management and other services for the Company.

"Independent Advisor" shall mean any person selected by the Trustees to provide an opinion concerning the fairness of the terms of any Loan and certain other transactions with Affiliates of the Company.

"Independent Trustees" shall mean the Trustees who perform no other services for the Company, except as Trustees.

"Loan Servicing Fee" shall mean the fee payable monthly to Embassy Properties, Inc. equal to 1/4 of 1 percent of the principal amount of all Loans of the Company for services performed in administering the Company's Loan portfolio.

"Loans" shall mean short-term loans, junior mortgage loans, wraparound mortgage loans, first mortgage loans with and without participation features, construction loans, pre-development loans and land loans evidenced by notes, debentures, bonds and other evidences of indebtedness or obligations (other than temporary investments made by the Company) which are secured or collateralized by (i) interests in real property, (ii) other beneficial interests essentially equivalent to a mortgage on real property, (iii) interests in partnerships, joint ventures or other entities which own real property or (iv) other security acceptable to the Company.

"MAI Appraisal" shall mean an appraisal made by a member in good standing of the American Institute of Real Estate Appraisers.

"Majority Vote" shall mean, unless otherwise required by the Delaware Corporation Statute, the affirmative vote or consent of the holders owning more than 50 percent of the outstanding Common and Preferred Shares of the Company, voting without regard to class.

"Mortgage Loans" shall mean loans which are short-term loans, junior mortgage loans, wraparound mortgage loans and first mortgage loans on income producing properties (other than land loans, pre-development loans and construction loans).

"Net Assets" shall mean the total assets of the Company (other than intangibles) at cost before deducting depreciation and other non-cash reserves, less total liabilities, calculated at least quarterly on a basis consistently applied.

"Net Income" for any period shall mean total revenues applicable to such period as determined for federal income tax purposes, less the expenses applicable to such period, other than additions to reserves for bad debts or other similar non-cash reserves; for purposes of calculating Operating
Expenses, Net Income shall not include the gain from the sale of the Company's assets.

"Operating Expenses" shall mean all operating, general and administrative expensesof the Company as determined under generally accepted accounting principles, including rent, utilities, capital equipment, salaries, fringe benefits, travel expenses and other administrative items, but excluding the expenses of raising capital, interest payments, taxes, non-cash expenditures (e.g., depreciation, amortization, bad debt reserve), and the costs related directly to a specific Loan or Real Property investment by the Company, such as expenses for originating, acquiring, servicing or disposing of a Loan or Real Property.

"Organizational Documents" shall mean the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

"Preferred Shares" shall mean the Preferred Shares of the Company offered by this Prospectus and any other shares of preferred stock authorized and/or issued by the Company.

"Procedural Review" shall mean the procedural review conducted by the Trustees of all Loans and investments by the Company which do not require the Trustees' prior approval but which are required to meet certain criteria.

"Property Management Fee" shall refer to the fee for property management services, which fee may be paid to Embassy Properties, Inc. from gross revenues of a Real Property or any property acquired upon foreclosure of a Loan.

"Prospectus" shall mean the final prospectus of the Company, as amended or supplemented, with respect to the offer and sale of the Preferred and Common Shares, filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form S-11.

"Qualified Plans" shall mean qualified pension, profit-sharing and other employee retirement benefit plans (including Keogh [HR 10] plans) and trusts, bank commingled trust funds for such plans, insurance company variable annuity and separate accounts, and individual retirement accounts.

"Real Properties" shall refer to any properties or any interest therein acquired directly or indirectly by the Company, including an interest securing a Loan. Reference to "Real Property" shall be to any one of them.

"Shares" shall mean either the Preferred Shares or the Common Shares of the Company.

"Shareholders" shall mean as of any particular time the registered holders of outstanding Preferred or Common Shares at such time.


"Sponsor" shall mean any person directly or indirectly instrumental in organizing, wholly or in part, the Company or any person who will manage or participate in the management of the Company, and any Affiliate of any such person, but excluding (i) a person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such, and (ii) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

"Tax-Exempt Entities" shall mean Qualified Plans and other entities exempt from federal income taxation, such as retirement plans, IRA'S, insurance company variable annuity and separate accounts, 401(k) Plans, endowment funds and foundations and charitable, religious, scientific or educational organizations.

"Total Assets" shall mean the book value of all assets of the Company, determined in accordance with generally accepted accounting principles.

"Total Invested Capital" shall mean the Shareholders' Equity of the Company just prior to the liquidation of the Company, determined in accordance with generally accepted accounting principles, without taking into account any Distributions of the Company from operations or from liquidation proceeds, except as required under generally accepted accounting principles.

"Total Operating Expenses" shall mean all operating, general and administrative expenses of the Company as determined under generally accepted accounting principles, except the expenses of raising capital, interest payments, taxes, non-cash expenditures (e.g., depreciation, amortization, bad debt reserve), and the costs related directly to asset acquisition, operation and disposition.

"Trustees" shall mean, as of any particular time, the corporate directors of the Company holding the office of directors under the Organizational Documents, whether they are directors as of the date of the Prospectus or additional or successor directors.

SECTION 2

OFFICE

2.1 Principal Office. The principal office for the transaction of the business of the Company shall be located at 410 W. 8th Street, Kansas City, Missouri 64105. The Board of Trustees is hereby granted full power and authority to change the principal office to another location within or without the State of Delaware.

2.2 Other Offices. The Company may also have offices at such other places both within and without the State of Delaware as the Board of Trustees may from time to time determine or the business of the Company may require.

2.3 Office of Registered Agent. The address of the Company's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of the Company's registered agent at such address is The Corporation Trust Company.

SECTION 3

MEETINGS OF SHAREHOLDERS

3.1 Annual Meetings. Annual meetings of Shareholders shall be held not less than 30 days after delivery of the Company's annual report, but within six months after the end of each fiscal year.

3.2 Special Meetings. Special meetings of the Shareholders may be called by resolution of the Board of Trustees and shall be called by the Chairman of the Board, the Chief Executive Officer or the President upon written request of Shareholders holding not less than 10 percent of the outstanding Shares of the Company. The Shareholders' request shall state the purpose or purposes of the meeting. Only business related to purposes set forth in the notice of the meeting may be transacted at a special meeting.

3.3 Time and Place of Meetings. Subject to the provisions of Section 3.1, each meeting of Shareholders shall be held at a time and place determined by the Board of Trustees. Such time and place must be convenient to the Shareholders. Such meetings may be at the principal office of the Company or at such place within or without the State of Delaware, and at such hour, as shall be fixed by the Board of Trustees or stated in the notice of the meeting or, in the case of an adjourned meeting, as announced at the meeting at which the adjournment is taken.

3.4 Notice of Meetings. A written notice of each meeting of Shareholders, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given either personally or by mail or telegraph, charges prepaid, to each Shareholder entitled to vote at the meeting. Upon receipt of a written request either in person or by registered mail stating the purpose or purposes of any special meeting requested by Shareholders, the Company shall provide all Shareholders within 10 business days after receipt of such request, written notice (either in person or by mail) of such meeting and the purpose or purposes thereof. Such meeting shall be held not less than 20 nor more than 60 days after receipt by the Company of such request. Except as otherwise provided above or by statute, notice of any annual or special Shareholders' meeting shall be given not less than 20 nor more than 60 days before the date of the meeting, and, if mailed, shall be deposited in the United States mail, postage prepaid, and if by telegraph, delivered to the telegraph company, charges prepaid, directed to each Shareholder at his address as it appears on the records of the Company or as theretofore given by him to the Company for the purpose of notice.
No notice need by given to any person with whom communication is unlawful, nor shall there be any duty to apply for any permit or license to give notice to any such person.

3.5 Waiver of Notice. Anything herein to the contrary notwithstanding, notice of any meeting of Shareholders need not be given to any Shareholder who in person or by proxy shall have waived in writing notice of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such written waivers shall be filed with the Company's records or made a part of the minutes of the meeting.

3.6 Quorum; Manner of Acting and order of Business. Subject to the provisions of these Bylaws, the Certificate of Incorporation and the Delaware Corporation Statute as to the vote that is required for a specified action, the presence in person or by proxy of the holders of a majority of the outstanding Preferred and Common Shares of the Company entitled to vote at any meeting of Shareholders shall constitute a quorum for the transaction of business. The Majority Vote of Shareholders shall be binding on all Shareholders of the Company. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

In the absence of a quorum, Shareholders holding a majority of the Common and Preferred Shares present in person or by proxy and entitled to vote, regardless of whether or not they constitute a quorum, or if no Shareholders are present, any officer entitled to preside at or act as secretary of the meeting, may adjourn the meeting to another time and place. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present. No notice of an adjourned meeting need be given if the time and place are announced at the meeting at which the adjournment is taken except that, if adjournment is for more than thirty days or if, after the adjournment, a new record date is fixed for the meeting, notice of the adjourned meeting shall be given pursuant to Section 3.4. Meetings of the Shareholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Trustees, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at all meetings of the Shareholders shall be determined by the chairman.
The order of business so determined, however, may be changed by vote of the holders of Preferred and Common Shares entitled to cast a majority of votes at the meeting present in person or represented by proxy.

3.7 Voting Proxies. Each Shareholder of record shall be entitled to one vote for every Common Share and one vote for every Preferred Share registered in his name, except that the Board of Trustees is empowered to prohibit the holders of Excess Shares from voting the Excess Shares. Warrants and options to purchase Shares shall have no voting rights unless and until exercised and Shares are issued upon such exercise. Voting need not be by ballot unless requested by a Shareholder at the meeting or ordered by the chairman of the meeting; however, all elections of Trustees shall be by written ballot, unless otherwise provided in the Certificate of Incorporation. Each Shareholder entitled to vote at any meeting of Shareholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person to act for him by proxy. Every proxy must be signed by the Shareholder or his attorney-in-fact. No proxy shall be valid after three years from its date of execution, unless the proxy provides for a longer period.

3.8 Inspectors of Election. (a) In advance of any meeting of Shareholders, the Board of Trustees may appoint inspectors of election to act at each meeting of Shareholders and any adjournment thereof. If inspectors of election are not so appointed, the chairman of the meeting may, and upon the request of any Shareholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting upon the request of one or more Shareholders or proxies, the vote of the holders of a majority of Common and Preferred Shares present shall determine whether one or three inspectors are appointed. In case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as Chairman.

(b)The inspectors of election shall determine the outstanding Preferred and Common Shares of the Company, the Shares represented at the meeting and the existence of a quorum, shall receive votes, proxies, ballots or consents, shall count and tabulate all votes and shall determine the result; and in connection therewith, the inspector shall determine the authority, validity and effect of proxies, hear and determine all challenges and questions, and do such other ministerial acts as may be proper to conduct the election or vote with fairness to all Shareholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. If no inspectors of election are appointed, the Secretary shall pass upon all questions and shall have all other duties specified in this Section.

(c )Upon request of the chairman of the meeting or any Shareholder or his proxy, the inspectors of election shall make a report in writing of any challenge or question or other matter determined by them and shall execute a certificate of any fact found in connection therewith. Any such report or certificate shall be filed with the records of the meeting.

3.9 Action Without a Meeting. Any action required to be taken at any annual or special meeting of Shareholders, or any action which may be taken at any annual or special meeting of Shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Common and Preferred Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of Shareholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each Shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the date the earliest dated consent is delivered in the manner required by this Section 3.9 to the Company, written consents signed by a sufficient number of Shareholders to take action are delivered to the Company in such manner. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.

3.10 Revocation of Consent. Any Shareholder giving a written consent, or the Shareholder's proxy holders, or a transferee of the Shares, or a personal representative of the Shareholder or his respective proxy holder, may revoke the consent by a writing received by the Company prior to the time written consents of the number of Preferred and Common Shares required to authorize the proposed action have been filed with the Secretary of the Company, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Company.

SECTION 4

BOARD OF TRUSTEES

4.1 Number. The directors of the Company shall be known as "Trustees." The Company shall have not less than three nor more than nine Trustees, at least a
majority of whom shall at all times be Independent Trustees.    The exact
number of Trustees shall be fixed within the limits herein specified by
resolution of the Board of Trustees.    Commencing with the 1995 annual
meeting of shareholders of the Corporation, the Trustees shall be divided, with respect to the time for which they severally hold office, into two classes, with the term of office of the first class to expire at the 1996 annual meeting of Shareholders and the term of office of the second class to expire at the 1997 annual meeting of Shareholders, with each Trustee to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting thereafter, trustees elected to succeed those trustees whose terms then expire shall be elected for a term of office to expire at the second succeeding annual meeting of Shareholders after their election, with each Trustee to hold office until his or her successor shall have been duly elected and qualified. Trustees need not be Shareholders. Each Trustee shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully manage the Company's investments. At least one of the Independent Trustees shall have three years of relevant real estate experience.

4.2 Nomination of Trustees. (a) Only persons who are nominated in accordance with the procedures set forth in this Section 4.2 shall be eligible for election as Trustees.

(b)The Independent Trustees shall nominate persons to be elected as Independent Trustees or may appoint a committee of Trustees to make such nominations. The Affiliated Trustees shall be nominated by the Board of Trustees.

(c)Nominations by Shareholders of persons for election to the Board of Trustees may be made at a meeting of Shareholders by any Shareholder of the Company entitled to vote for the election of Trustees at the meeting who complies with the notice procedures set forth in this Section 4.2(c). Such Shareholder nominations shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company no less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days notice or prior public disclosure of the date of the meeting is given or made to the Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such Shareholder's notice shall be set forth (a) as to each person whom the Shareholder proposes to nominate for election or re-election as a Trustee, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of Common and Preferred Shares of the Company which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); and (b) as to the Shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such Shareholder and (ii) the number of Common and Preferred Shares of the Company which are beneficially owned by such Shareholder. At the request of the Board, any person nominated by the Board for election as a Trustee shall furnish to the Secretary of the Company that information required to be set forth in a Shareholder's notice of nomination which pertains to the nominee.

(d)No person shall be eligible for election as a Trustee of the Company unless nominated in accordance with the procedures set forth in this Section 4.2the chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

4.3 Annual Meetings. As promptly as practicable after each annual meeting of Shareholders, an annual meeting of the Board of Trustees shall be held for the purpose of election of officers and the transaction of any other business.
The Independent Trustees shall review the investment policies of the Company" with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the Trustees.

4.4 Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such dates as may be designated by the Board at the principal office of the Company or at any other place as may be designated by the Board. Regular meetings shall be held not less than four times per year.

4.5 Special Meetings. Special meetings of the Board of Trustees may be called by the Chairman of the Board or the Chief Executive Officer, and the Chairman of the Board or the Chief Executive Officer shall call a special meeting at any time upon the request of any two Trustees.

4.6Business Meetings. Except as otherwise expressly provided in these Bylaws, any and all business may be transacted at any meeting of the Board of Trustees; provided, that if so stated in the notice of meeting, the business transacted at a special meeting shall be limited to the purpose or purposes specified in the notice unless all the Trustees agree otherwise. The Trustees may adopt such rules and regulations for their conduct and the management of the affairs of the Company as they may deem proper and as are not inconsistent with the Certificate of Incorporation or these Bylaws. The Trustees shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out.
At each meeting of the Board of Trustees, the Board will review any investments made since their previous meeting. The prior approval of the Board of Trustees, including the Independent Trustees, will be required for
(a) Loans (b) all investments in Real Property, and (c) any changes in the Company's investment objectives and policies. The Trustees shall review the investment policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at the time are in the best interests of the Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the Trustees.

4.7Time and Place of Meetings. Subject to the provisions of Section 4.5, each meeting of the Board of Trustees shall be held on such date, at such hour and in such place as fixed by the Board or in the notice or waivers of notice of the meeting or, in the case of an adjourned meeting, as announced at the meeting at which the adjournment is taken. Meetings may be held within or without the State of Delaware, at such places as shall be designated by the Trustees.

4.8Notice of Meetings. No notice need be given of any annual or regular meeting of the Board of Trustees. Notice of the date, hour, place and purpose of all special meetings shall be given to each Trustee personally, by telephone, by telegraph or by mail. If by mail, the notice shall be deposited in the United States mail, postage prepaid, directed to the Trustee at his address appearing on the books of the Company or theretofore given by him to the Company, for the purpose of notice. If given by telegraph, the notice shall be directed to the Trustee at his address appearing on the books of the Company or theretofore given by him to the Company for the purpose of notice. If the meeting is to be held in person, such notice shall be given at least 72 hours prior to the time fixed for the holding of the meeting. If the meeting is to be held by conference telephone or similar equipment, such notice shall be given at least eight hours prior to the time fixed for the holding of the meeting. If notice is not so given by the Secretary, it may be given by the President, or the Trustees requesting the meeting may issue the call and give notice.

4.9Waiver of Notice. Anything herein to the contrary notwithstanding, notice of any meeting of the Board of Trustees need not be given to any Trustee who shall have waived in writing notice of the meeting, either before or after the meeting, or who shall attend such meeting, unless he attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the records or made a part of the minutes of the meeting.

4.10Attendance by Telephone. Trustees may participate in meetings of the Board of Trustees by conference telephone or similar communications equipment by means of which all Trustees participating in the meeting can hear one another, and such participation shall constitute presence in person at the meeting.

4.11Quorum and Manner of Acting; Adjournment.   A majority of the Trustees
shall constitute a quorum for the transaction of business at any meeting of the Board of Trustees and, except as otherwise provided in these Bylaws, in the Certificate of Incorporation or by statute, the act of a majority of the Trustees present at any meeting at which a quorum is present shall be the act of the Board. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Trustees, if any action taken is approved by at least a majority of the required quorum for such meeting. A majority of the Trustees present at any meeting, regardless of whether or not they constitute a quorum, may adjourn the meeting to another time or place. The motion for adjournment shall be lodged with the records of the Company or the minutes of the meeting. Notice of the time and place of an adjourned meeting need not be given to any Trustee if the time and place is fixed at the meeting adjourned. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present.

4.12 Action Without a Meeting. Any action which could be taken at a meeting of the Board of Trustees may be taken without a meeting if all of the Trustees consent to the action in writing and the writing or writings are filed with the minutes of proceedings of the Board.

4.13 Resignation of Trustees. Any Trustee may resign at any time upon written notice to the Company. The resignation shall become effective on the date such notice is given or at a later time specified in the notice and, unless otherwise provided in the notice, acceptance of the resignation shall not be necessary to make it effective.

In the event a person elected as an Independent Trustee ceases to satisfy the requirements of an Independent Trustee, such Trustee shall cease to be an Independent Trustee and if, as a result, a majority of the Trustees are no longer Independent Trustees, such person shall immediately resign as a Trustee, or an Affiliated Trustee shall resign in favor of such person's designation as an Affiliated Trustee, and such vacancy shall be filled in a manner consistent with Section 4.15 hereof.

4.14 Removal of Trustees. A Trustee may be removed at any time with or without cause by a Majority Vote of the Shareholders. A Trustee may be removed at a special meeting of the Shareholders as provided in Section 3.2.

4.15 Filling of Vacancies. A vacancy or vacancies in the Board of Trustees shall exist when any authorized position of Trustee is not then filled by a duly elected Trustee, whether caused by death, resignation or removal.

Vacancies and newly created trusteeships resulting from an increase in the authorized number of Trustees may be filled as follows: vacancies among the Independent Trustees shall be filled for the unexpired term by a majority of the remaining Independent Trustees, though less than a quorum, or by a sole remaining Independent Trustee. Vacancies occurring among the Affiliated Trustees shall be filled by appointment of the remaining Affiliated Trustees. If at any time there shall be no Independent or Affiliated Trustees in office, successor Trustees may be elected by the Shareholders as provided in the Delaware Corporation Statute. The Trustees so chosen shall hold office for the unexpired portion of the term of the class of the Trustee whose place is being filled, unless sooner displaced. Until vacancies are filled, the remaining Trustee or Trustees may exercise the powers of the Trustees hereunder.

In order that a majority of the Trustees shall at all times be Independent Trustees, if, at any time, by reason of one or more vacancies, there shall not be such a majority, then within 90 days after such vacancy occurs, the continuing Independent Trustee or Trustees then in office shall appoint a sufficient number of other persons who are Independent Trustees, so that there shall be such a majority.

4.16 Compensation of Trustees. The Independent Trustees shall be paid their reasonable expenses, incurred in connection with their service as Trustees, including, without limitation, travel to and attendance at each meeting of the Board of Trustees and any committee thereof, as well as each annual meeting of Shareholders. Each Independent Trustee shall also initially be entitled to receive $5,000 per year and $250 per Board meeting attended for his services as Trustee hereunder. The compensation payable to the Independent Trustees for their services hereunder may be increased or decreased at the discretion of the Trustees. The Affiliated Trustees shall not be entitled to receive, directly or indirectly, any remuneration for services rendered to the Company in any capacity, including, without limitation, services as an officer of or consultant to the Company, legal, accounting or other professional services, or otherwise.

4.17 Conflicts of Interest. The Company shall not purchase property from a Trustee or Affiliates thereof unless a majority of Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of such asset to the Trustee or Affiliate thereof, or if the price to the Company is in excess; of such cost, that substantial justification for such excess exists and such excess is not unreasonable. In no event shall the cost of such asset to the Company excess its current appraised value.

The Company shall not sell property to a Trustee or affiliate thereof unless a majority of Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company at a price to the Trustee or Affiliate thereof no less than the cost of such asset to the Company. In no event shall the cost of such asset be less than its current appraised value.

The Company may not make loans to or borrow money from a Trustee or Affiliates unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approves such transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated lenders and borrowers under the same circumstances.

The Company shall not make joint investments or invest in joint ventures with a Trustee or Affiliates thereof, unless a majority of Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approves the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers.

Payments to the Trustees or Affiliates thereof for services rendered in a capacity other than that as a Trustee may be made only upon a determination that: (i) the compensation is not in excess of their compensation paid for any comparable services, and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

All transactions between the Company and a Trustee or Affiliates thereof shall require approval by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated parties. Any future transactions between the Company and its officers, trustees, employees or Affiliates will be on terms which are no less favorable to the Company than can be obtained from unaffiliated parties. Any such transaction shall be subject to the approval of a majority of the Independent Trustees not otherwise interested in such transaction.

4.18 Leverage. The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Assets of the Company and shall be reviewed by the Trustees at least quarterly.

4.19 Ratification of Organizational Documents. At or before the first meeting of Trustees, the Organizational Documents shall be reviewed and ratified by a Majority Vote of the Trustees (including a majority of the Independent Trustees).

SECTION 5

COMMITTEES OF THE BOARD OF TRUSTEES

5.1 Executive Committee. By resolution adopted by an affirmative vote of the majority of the entire Board of Trustees, the Board may appoint an Executive Committee consisting of one or more Trustees, a majority of whom shall be Independent Trustees and, if deemed desirable, one or more Trustees as alternative members who may replace any absentee or disqualified member at any meeting of the Executive Committee. If so appointed, the Executive Committee shall, when the Board is not in session, have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company not reserved to the whole Board by the Delaware Corporation Statute. The Executive Committee shall keep a record of its acts and proceedings and shall report the same from time to time to the Board of Trustees. The Trustees shall have the power to prescribe the manner in which proceedings of the Executive Committee, if appointed, and other committees shall be conducted.

5.2 Other Committees. By resolution adopted by an affirmative vote of the majority of the entire Board of Trustees, the Board may from time to time appoint such other committees of the Board, including without limitation, audit and nominating committees, consisting of one or more Trustees, a majority of whom shall be Independent Trustees, and, if deemed desirable, one or more Trustees who shall act as alternate members and who may replace any absentee or disqualified member, at any meeting of the committee, and may delegate to each such committee any of the powers and authority of the Board in the management of the business and affairs of the Company not reserved by law, the Certificate of Incorporation, or these Bylaws, to the whole Board of Trustees. Each such committee shall keep a record of its acts and proceedings and shall report the same from time to time to the Board of Trustees.

5.3 Election of Committee Members; Vacancies. So far as practicable, members of the committees of the Board and their alternates (if any) shall be appointed at each annual meeting of the Board of Trustees and, unless sooner discharged by an affirmative vote of a majority of the Board members present at any meeting of the entire Board at which a quorum is present, committee members shall hold office until the next annual meeting of the Board, and until their respective successors are appointed. Vacancies in committees of the Board created by death, resignation or removal may be filled by an affirmative vote of a majority of the committee members present at any meeting at which a quorum is present.

5.4 Meetings.  Each committee of the Board may provide for regular meetings of such committee. Special meetings of each committee may be called by any two members of the committee (or, if there is only one member, by that member in concert with the Chief Executive Officer) or by the Chief Executive Officer of the Company. The provisions of Section 4 regarding the business, time and place, notice and waiver of notice of meetings, attendance at meetings and action without a meeting shall apply to each committee of the Board, except that the references in such provisions to the Trustees and the Board of Trustees shall be deemed respectively to be references to the members of the
committee and to the committee.   Each committee shall keep regular minutes
of its proceedings and report the same to the Board of Trustees when required.

5.5 Quorum and Manager of Acting. The majority of the members of any committee of the Board shall constitute a quorum for the transaction of business at meetings of the committee, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee. A majority of the members present at any meeting, regardless of whether or not they constitute a quorum, may adjourn the meeting to another time or place. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present.

5.6 Indemnification of Officers, Directors, Trustees, Employees and Agents; Insurance.

(a)The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a trustee, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, unless such person shall have acted fraudulently or be guilty of willful and wanton misconduct or intentional wrongdoing and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person acted fraudulently or was guilty of willful and wanton misconduct or intentional wrongdoing and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b)The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a trustee, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, unless such person shall have acted fraudulently or be guilty of willful and wanton misconduct or intentional wrongdoing and except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)Any indemnification under the subsections (a) and (b) and any indemnification for expenses incurred by the person to be indemnified pursuant to such subsections shall be made by the Company in advance of the final disposition of such action, suit or proceeding described therein, unless and until a determination is made that indemnification of such person is not proper in the circumstances because he has not met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Trustees of the Company by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable or even if obtainable a quorum of disinterested trustees so directs, by independent legal counsel in a written opinion or (3) by the Shareholders of the Company.

(d)The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees of the Company or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(e)The Company shall have the power to purchase and maintain insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Section.

(f) For purposes of this Section, references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, trustees, officers, and employees or agents, so that any person who is or was a director, trustee, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(g) For purposes of this Section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a trustee, officer, employee or agent of the Company which imposes duties on, or involves services by, such trustee, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Section.

(h)The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

SECTION 6

OFFICERS

6.1Election and Appointment. The elected officers of the Company may consist of a Chief Executive Officer, a President, one or more Vice Presidents (including an Executive Vice President), a Secretary, one or more Assistant Secretaries, a Treasurer, and such other elected officers and agents as shall from time to time be designated by the Board of Trustees, including, in its discretion, a Chairman of the Board of Trustees. When their duties do not conflict, any two or more offices, except those of President and Secretary, or President and Assistant Secretary, may be held by the same person.

6.2Chairman of the Board. The Chairman of the Board of Trustees shall have the power to preside at all meetings of the Board of Trustees, and to call meetings of the Shareholders and of the Board of Trustees to be held within the limitations prescribed by law or by these Bylaws, at such times and at such places as the Chairman of the Board shall deem proper. The Chairman of the Board shall have such other powers and shall be subject to such other duties as the Board of Trustees may from time to time prescribe.

6.3Chief Executive Officer. The Chief Executive Officer shall act as the chief executive officer of the Company and, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and affairs of the Company.

6.4President. In case of the absence, disability or death of the Chief Executive Officer, the President shall exercise all the powers and perform all the duties of the Chief Executive officer. The President shall have such powers and perform such duties as may be granted or prescribed by the Board of Trustees or the Chief Executive Officer.

6.5Vice President. In the case of the absence, disability or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all the powers and perform all the duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be in order of their rank as fixed by the Board of Trustees, or if not ranked, the Vice President designated by the Board of Trustees. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Trustees or the Chief Executive Officer.

6.6Secretary. The Secretary and any Assistant Secretary shall generally do and perform all such duties as pertain to the office of Secretary and as may be required by the Board of Trustees.

6.7Treasurer. The Treasurer and any Assistant Treasurer shall generally do and perform all such duties as pertain to the office of Treasurer and as may be required by the Board of Trustees.

6.8Term of Office and Vacancy. So far as practicable, the elected officers shall be elected at each annual meeting of the Board, and shall hold office until the next annual meeting of the Board and until their respective successors are elected and qualified. If a vacancy shall occur in any elected office, the Board of Trustees may elect a successor for the remainder of the term. Any officer may resign by written notice to the Company.

6.9Removal of Elected Officers. Elected officers may be removed at any time, either for or without cause, by the affirmative vote of a majority of a quorum of the entire Board of Trustees.

6.10Compensation of Elected Officers. The compensation of all elected officers of the Company shall be fixed from time to time by the Board of Trustees.

SECTION 7

SHARES AND TRANSFER OF SHARES

7.1Liability of Shareholders.  The Preferred and Common Shares of the
Company shall be non-assessable and the Shareholders shall not be personally liable on account of any contractual obligations of the Company. The Company may not issue securities which are non-voting or assessable or which are redeemable at the option of the holder.

7.2Stock Record and Certificates. Records shall be kept by or on behalf of the Company, which shall contain the names and addresses of Shareholders, the number of Preferred and Common Shares held by them, respectively, and the number of certificates representing the Shares, and in which shall be recorded all transfers of Shares. Every Shareholder shall be entitled to a certificate signed by the Chairman or Vice Chairman of the Board of Trustees, or the Chief Executive Officer, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Company, certifying the class and number of Shares owned by him in the Company; provided that any and all signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he or it were such officer, transfer agent or registrar at the date of issue.

7.3Transfer Agents and Registrars. The Board of Trustees may, in its discretion, appoint one or more responsible banks, trust companies or recognized stock transfer companies as the Board may deem advisable, from time to time, to act as transfer agents and registrars of Shares of the Company; and, when such appointments shall have been made, no certificate for Shares of the Company shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

7.4Shareholders' Addresses. Every Shareholder or transferee shall furnish the Secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to such Shareholder or transferee, and in default thereof, such Shareholder or transferee shall not be entitled to service or mailing of any such notice.

7.5Lost Certificates. In case any certificate for Shares of the Company shall be lost, stolen, mutilated or destroyed, the Board of Trustees, in its discretion, or any transfer agent thereunto duly appointed by the Board, may authorize the issuance of a substitute certificate in place of the certificate so lost, stolen, mutilated or destroyed, and may cause such substitute certificate to be countersigned by the appropriate transfer agent (if any)
and registered by the appropriate registry (if any); provided that, in each such case, the applicant for a substitute certificate shall furnish to the Company and to such of its transfer agents and registrars as may require the same, evidence to their satisfaction, in their discretion, of the loss, theft, mutilation or destruction of such certificate and of the ownership thereof,
and also such security or indemnity as may by them be required.   The Board of
Trustees may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

7.6 Distributions to Shareholders. To the extent permitted by the Delaware Corporation Statute and except as set forth below, the Trustees may declare and pay to Shareholders Distributions which distributions from operations which will be apportioned among Shareholders pro rata based upon the number of their outstanding Preferred and Common Shares on the record date, as determined by Section 7.7. Distributions shall be in cash and may be made from any source, provided that such Distributions comply with the Delaware Corporation Statute.

Upon liquidation of the Company, in the event the Net Assets of the Company in liquidation are in an amount which is less than the Company's Total Invested Capital, the Preferred Shareholders shall receive a preferential right to a pro rata Distribution aggregating five percent of the Company's Net Assets in liquidation prior to any liquidating Distributions to the Common Shareholders. After such preferential Distribution has been made to the Preferred Shareholders, all remaining liquidating Distributions shall be made pro rata to all the Shareholders of the Company. In the event the Net Assets of the Company in liquidation equal or exceed the Company's Total Invested Capital, liquidating Distribution shall be made pro rata to all the Shareholders.

The terms of the Preferred Shares of the Company offered by the Prospectus shall not be adversely modified without the affirmative vote or consent of the holders of 66-2/3 percent of such Preferred Shares. No such change shall require the approval or consent of the Common Shareholders.

No adverse change in any rights with respect to any outstanding class of Shares, by reducing the amount of Distributions payable thereon (assuming the liquidation preference described above) or by diminishing or eliminating any voting rights pertaining thereto, may be made without the affirmative vote or consent of the holders of 66-2/3 percent of the outstanding shares of such class.

Notwithstanding the foregoing, no additional issuance of Shares shall require the consent of the Shareholders or any class thereof unless otherwise required under Delaware law.

7.7Record Dates. In order that the Company may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders, or any adjournment thereof, or entitled to receive payment of any dividend or other Distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Shares or for the purpose of any other lawful action, the Board of Trustees may fix, in advance, a record date which shall be not more than sixty days nor less than ten days before the date of any meeting of Shareholders, and not more than sixty days prior to any other action. In order that the Company may determine the Shareholders entitled to consent to corporate action in writing without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

In such case, those Shareholders, and only those Shareholders, who are Shareholders of record on the date fixed by the Board of Trustees shall, notwithstanding any subsequent transfer of Shares on the Books of the Company, be entitled to notice of and to vote at such meeting of Shareholders, or any adjournment thereof, or to express consent to such corporate action in writing without a meeting, or entitled to receive payment of such dividend or other Distribution or allotment of rights, or entitled to exercise rights in respect of any such change, conversion or exchange of shares or to participate in any such other lawful action.

7.8Transfer of Shares. Subject to Section 7.9, Shares of the Company may be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or by written power of attorney to sell, assign and transfer the same, signed by the record holder thereof; but no transfer shall affect the right of the Company to pay any Distribution upon the Shares to the holder of record thereof, or to treat the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the Company.

7.9Shareholders' Disclosure; Trustees' Right to Refuse to Transfer Shares; Limitation on Holdings; Repurchase of Shares.

(a)The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the
Shares as the Trustees deem necessary to comply with the provisions of this Section.

(b)whenever it is deemed by them to be reasonably necessary to protect the tax attributes of the Company, the Trustees may require a statement or affidavit from each proposed transferee of Common or Preferred Shares setting forth the number of Common and Preferred Shares already owned by him and any related person specified in the form prescribed by the Trustees and, in connection therewith, if the proposed transfer shall cause the transferee to hold Excess Shares (as defined below), the Trustees shall have the right, but not a duty, to refuse to transfer the Shares to the proposed transferee. All contracts for the sale or other transfer of Shares of Common or Preferred Stock shall be subject to this provision.

(c)Notwithstanding any other provision of these Bylaws to the contrary and subject to the provisions of Section 7.9(f), the Company may prohibit any person from directly or indirectly acquiring ownership (beneficial or otherwise) in the aggregate of more than 4.9 percent of the outstanding
Common or Preferred Shares of the Company (the "Limit"). Either Common or Preferred Shares owned by a person or group of persons in excess of the Limit at any time shall be deemed "Excess Shares." If any person knowingly holds Excess Shares and the tax attributes of the Company is damaged, such person shall indemnify the Company for the full amount of any damages and expenses (including increased corporate taxes, attorneys' fees and administrative
costs) resulting from violation of this Section.   For the purposes of this
Section 7.9, "person" shall have the meaning set forth in Section 7701(a)(1) of the Code and shall also mean any partnership, limited partnership, syndicate or other group deemed to be a "person" pursuant to Section 13(d)
(3) of the Securities Exchange Act of 1934, as amended; and a person shall be deemed to own (i) Shares actually owned by such person, (ii) Shares constructively owned by such person after applying the rules of Section 544 of the Code, and (iii) Shares of which such person is beneficial owner as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934. All Common and Preferred Shares which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into either Common or Preferred Shares, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit.

(d)The Company may require a holder of Excess Shares to sell the Excess Shares within 30 days of written notice given by the Company to such holder. If the holder does not sell the Excess Shares within such 30-day period, the Board of Trustees shall have the right to (i) prohibit the holder from voting the Excess Shares, (ii) place any dividends on such Excess Shares in an escrow account for payment when those Shares are no longer classified as Excess shares and (iii) repurchase any or all Excess Shares as set forth below. The Company may prohibit the exercise of any option, warrant or right to purchase either Common or Preferred Shares if such exercise would result in any person holding Excess Shares or if the person so exercising already holds Excess Shares.

(e)After the 30-day period provided in Section 7.9(d), the Trustees, by notice of the holder thereof, may cause the Company to repurchase any or all Shares that are Excess Shares (including Shares that remain or become Excess Shares because of the decrease in outstanding Shares resulting from such repurchase), provided that such repurchase complies with the Delaware Corporate Statute, and from and after the date of giving of such notice of repurchase ("Repurchase Date") the Shares called for repurchase shall cease to be outstanding and the holder thereof shall cease to be entitled to dividends, voting rights and other benefits with respect to such Shares excepting only the right to payment by the Company of the repurchase price determined and payable as set forth below. The Company shall not be required to purchase or redeem any exercised option, warrant or right to purchase either Common or Preferred Shares which is restricted against exercise in accordance with this Section. The repurchase price of each Excess Share called for repurchase shall be its fair market value as reflected by the mean between the average per Share closing bid and asked prices during the 30 calendar day period ending on the business day prior to the Repurchase Date, or if there have been no published bid quotations and no published asked quotations with respect to such Shares during such 30 calendar day period, the repurchase price shall be the price determined by the Trustees in good faith. Payment of such purchase price shall be made by delivery to the holder of a non-interest bearing promissory note of the Company payable to the holder only to the extent that the Company has funds legally available for such purchase and only if such payment under the note would not otherwise reduce the Distributions payable to the other Shareholders as if the Excess Shares were still outstanding.

(f)The Trustees in their discretion may exempt from the Limit ownership of certain designated Common or Preferred Shares while owned by a person who has provided the Trustees with evidence and assurance acceptable to the Trustees that the tax attributes, including net operating loss, would not be jeopardized thereby.

7.10Repurchase of Shares on Open Market. The Company may purchase its Common or Preferred Shares on the open market and invest its assets in its own Shares, provided, that in each case the consent of the Board of Trustees, including a majority of the Independent Trustees, shall have been obtained.

7.11Legend. Each certificate for Common and Preferred Shares of the Company issued after the date hereof shall bear the following legend:

FOR THE CORPORATION UNDER SECTION 7.9 OF THE BYLAWS PROVIDES THAT THE CORPORATION MAY PROHIBIT ANY PERSON FROM DIRECTLY OR INDIRECTLY ACQUIRING OWNERSHIP (BENEFICIAL OR OTHERWISE) IN THE AGGREGATE OF MORE THAN 4.9 PERCENT OF THE OUTSTANDING COMMON OR PREFERRED SHARES OF THE CORPORATION. TO ENFORCE THIS REQUIREMENT, THE CORPORATION MAY GENERALLY REPURCHASE COMMON AND PREFERRED SHARES HELD BY ANY PERSON IN EXCESS OF THE 4.9 PERCENT LIMIT.
IN ADDITION, A SHAREHOLDER WHO KNOWINGLY HOLDS EXCESS SHARES IS REQUIRED TO INDEMNIFY THE CORPORATION FOR ANY LOSSES THE CORPORATION MAY SUFFER AS A RESULT OF SUCH HOLDINGS. THE TRUSTEES MAY REFUSE TO ISSUE OR TRANSFER SHARES TO ANY PERSON IF THE PROPOSED ISSUANCE OR TRANSFER OF SHARES RESULTS IN OWNERSHIP OF MORE THAN 4.9 PERCENT OF THE OUTSTANDING COMMON OR PREFERRED SHARES. THE CORPORATION WILL FURNISH A COPY OF SECTION 7.9 OF THE BYLAWS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

7.12Election to be Governed by Section 203 of the Delaware Corporation Statute. The Company does hereby elect to be governed by the provisions of
Section 203 of the Delaware Corporate Statute, as amended, entitled "Business Combinations with Interested Stockholders," or any successor Statute, the terms and provisions of which are incorporated by reference herein.

SECTION 8

EXPENSES

8.1Annual Operating Expenses. The annual Operating Expenses of the Company shall be reviewed by the Independent Trustees. The Independent Trustees shall have the fiduciary responsibility of limiting such expenses to amounts that they determine to be reasonably necessary.

SECTION 9

REPORTS

9.1Annual Report. The Company shall prepare an annual report concerning its operation for each fiscal year containing audited financial statements, which report shall be delivered to the Shareholders within 120 days after the end of each fiscal year. The Company shall include in the annual report (a) the ratio of the costs of raising capital during the period to the capital raised, and (b) the aggregate amount of all fees paid to Affiliates by the Company and including fees or charges paid to Affiliates by third parties doing business with the Company. The Company shall also include in its annual report, separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company and the Trustees and Affiliates occurring in the year under report. The Independent Trustees shall have a duty to examine and comment in the report on the fairness of such transactions. Annual Reports shall be mailed or delivered to each Shareholder as of a record date after the end of each fiscal year and within 120 days after the end of the fiscal year to which the Annual Report relates. The Annual Meeting of Shareholders shall be held upon reasonable notice and within a reasonable period (not less than 30 days) after delivery of the Annual Report. The Trustees, including the Independent Trustees, shall be required to take reasonable steps to insure that the foregoing requirements are met.

SECTION 10

OTHER LIMITATIONS

10.1Other Limitations.  The Company shall not: (a) invest more than 10 percent of its total assets in unimproved Real Property or mortgage Loans on unimproved Real Property; (b) invest in commodities or commodity futures contracts, provided, the Company may invest in interest rate futures when used solely for hedging purposes; (c) invest in or make mortgage Loans unless an appraisal is obtained concerning the underlying property. In cases in which a majority of the Independent Trustees so determines and in all cases in which the transaction is with an Affiliate, such appraisal must be obtained from an independent qualified appraiser selected by the Independent Trustees. Such appraisal shall be retained in the Company's records for five years and be available for inspection and copying by any Shareholder; (d) make a Loan or acquire a Property without obtaining a mortgagee's or owner's title policy;
(e) invest in real estate contracts of sale unless the same are in recordable form and are appropriately recorded in the chain of title; (f) make or invest in mortgage Loans (except short-term Loans) on any one property, if the aggregate amount of all mortgage loans outstanding on the property which are equal or senior in priority to the Company's Loan, including the Company's Loan, would exceed 85 percent of the Appraised Value of the underlying property (100 percent in the case of a short-term Loan), unless substantial justification exists because of the presence of additional collateral which qualifies as an interest in real estate. The Company will observe the following underwriting criteria, among others, in connection with junior and
wraparound mortgage Loans:   (i) the amount of each junior and wraparound
mortgage Loan, together with all other loans on the underlying property or properties equal or senior in priority to the Company's Loan, may not exceed 85 percent of the Appraised Value of the underlying property or properties,
(ii) the aggregate amount of all junior and wraparound mortgage Loans of the Company, together with all other loans on the underlying properties equal or senior in priority to the Company's Loans, may not exceed the aggregate of 85 percent of the Appraised Values of the underlying properties, (iii) all Loan documentation will contain a clause which authorizes foreclosure of the Company's Loan within a reasonable period of time, (iv) the applicable statutes in the states in which junior and wraparound mortgage Loans are made, at the time the Loan is made, permit foreclosure and recovery of the underlying property within six months of the Borrower's default, and (g) make or invest in mortgage Loans that are subordinate to any mortgage or equity interest of Trustees or Affiliates; (h) issue redeemable equity securities;
(j) issue options or warrants to purchase Common or Preferred Shares to the Trustees or Affiliates, except on the same terms as such options or warrants are sold to the general public. The Company may not issue options or warrants unless (i) issued to all of its Shareholders ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Trustees, officers or employees which meets, at a minimum, the requirements of the California Department of Corporations regarding employee stock purchase plans. Options or warrants issuable to the Trustees or Affiliates shall not exceed an amount equal to 10 percent of the outstanding Common or Preferred Shares, as the case may be, outstanding on the date of the grant;
(l) issue Common or Preferred Shares on a deferred payment basis or other similar arrangement; (m) engage in trading, as compared with investment activities; (n) acquire securities in any company holding investments or engaging in activities prohibited by this Section; or (o) engage in underwriting or the agency distribution of securities by others.


SECTION 11

OTHER MATTERS

11.1Fiduciary Relationship. The Trustees of the Company shall be deemed to be in a fiduciary relationship to the Shareholders.

11.2Right of Trustees and Officers to Own Shares or Other Property and to Engage in Other Business. Any Trustee or officer may acquire, own, hold and dispose of Shares in the Company, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer, subject to applicable federal and state securities laws. Except as otherwise provided by law, any Trustee or officer may have personal business interests and may engage in personal business activities, which interest and activities may include the acquisition, syndication, holding, management, development, operation or investment in, for his own account or for the account of others, interests in real property or persons engaged in the real estate business. However, each Affiliated Trustee must present investment opportunities which comply with the Company's investment policies to the Company prior to engaging in such investments themselves. No commissions will be payable by the Company or any other party to any company with which the Independent and/or Affiliated Trustees are affiliated in connection with the acquisition or disposition of any investments by the Company, unless said commission is approved by the majority vote of the disinterested Trustees. Each Trustee is required to disclose any interest he has, and any interest known to him, of any person or entity with which he is affiliated, in any investment opportunity presented to the Company.

11.3Appraisal. The consideration paid for any Real Property acquired by the Company shall be based on the fair market value of such Property as determined by a majority of the Trustees. In cases where a majority of the Independent Trustees so determines, and in all cases in which assets are acquired from the Trustees or Affiliates, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Trustees.

SECTION 12

BYLAW AMENDMENTS

12.1The Trustees, by a majority vote, may amend these Bylaws to change the name of the Company or to alter the provisions hereof with respect to Trustee meetings, Trustee compensation, registration and transfer of Shares, lost Share certificates or Distribution record dates. All other amendments to these Bylaws shall require the Majority Vote of the Shareholders.

SECTION 13

DISSOLUTION

13.1 The duration of the Company shall be for a period set forth in the Certificate of Incorporation, as amended, unless the Company is sooner dissolved in accordance with these Bylaws, the Delaware Corporation Statute or by operation of law. The Company may be dissolved prior to the expiration date of the Company upon the Majority Vote of the Shareholders.


SECTION 14

MISCELLANEOUS

14.1Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board of Trustees.

14.2 Signature on Negotiable Instruments. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned in such manner as from time to time may be prescribed by resolution of the Board of Trustees.

14.3Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

14.4Inspection of Company's Records. Any Shareholder of record, in person or by attorney or other agent, shall upon written demand under oath stating a purpose reasonably related to his interests as a Shareholder, have the right during usual business hours to inspect for any proper purpose the Company's stock ledger, a list of its Shareholders, the books of account, the minutes of the proceedings of the Shareholders and the Board of Trustees, and the Company's other books and records and to make copies or extracts therefrom. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the Shareholder. The demand under oath shall be directed to the Company at its registered office in Delaware or at its principal place of business.

Any Trustee shall have the right to examine the Company's stock ledger, a list of its Shareholders and its other books and records for a purpose reasonably related to his position as a Trustee.

The Texas State Securities Administrator and any other state securities administrator shall have the right to examine the books and records of the Company upon request, with reasonable notice and during normal business hours.

14.5Notices.   Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid, addressed to such Shareholder at his address as it appears on the records of the Company; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

14.6Dividend Reinvestment Plan. If the Company provides a Dividend Reinvestment Plan, such plan, at the minimum, shall provide that (a) all material information regarding the Distributions to the Shareholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Shareholders participating in the plan at least annually, and (b) each Shareholder participating in the plan shall have a reasonable opportunity to withdraw from the plan at least annually after receipt of the information required in subparagraph (a) above.